Exhibit 10.56

AMENDMENT NO.1 TO

LA ROSA HOLDINGS CORP.

2022 AGENT INCENTIVE PLAN

This Amendment No.1 (this “Amendment”) to La Rosa Holdings Corp. 2022 Agent Incentive Plan (as may be amended from time to time, the “Agent Plan”) is made as of April 26, 2022. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

WHEREAS, the Board of Directors of the Company (“Board”) is authorized to administer the Agent Plan;

WHEREAS, the Board desires to amend the Plan to change the description of eligibility criteria;

WHEREAS, this Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such Amendment (the “Effective Date”);

NOW, THEREFORE, the Agent Plan is hereby amended as follows, effective as of the Effective Date:

1.	Section “Eligibility” of the Agent Plan is hereby amended and restated in its entirety to read as follows:

“Eligibility: All agents and brokers in good standing with the Company and each of the Company’s majority owned subsidiaries are eligible to participate in any of the Programs unless they are i) licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest, and/or ii) employees or independent contractors hired by the Company as team leaders and whose job description specifically includes recruitment.”

2.	Except as expressly amended by this Amendment, all terms and conditions of the Agent Plan shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the La Rosa Holdings Corp. 2022 Agent Incentive Plan, as of the date first indicated above.

LA ROSA HOLDINGS CORP.

By:	/s/ Joseph La Rosa
Name:	Joseph La Rosa
Title:	Chief Executive Officer